                                                Exhibit 99.1

First Financial Bancorp Announces Fourth Quarter and Full Year 2021
Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.50; $0.58 on an adjusted(1) basis
•Return on average assets of 1.16%; 1.34% on an adjusted(1) basis
•Closed acquisition of Summit Funding Group
•$143.6 million of commercial loan sales during the quarter
•Loan growth of $148.8 million, excluding decline in PPP loans, loan sales, Summit acquisition(2)
•Classified assets declined 36.7%; Provision recapture of $7.7 million
•Announces $0.23 per share Quarterly Dividend and Board authorizes repurchase of up to 5 million shares

Cincinnati, Ohio - January 27, 2022. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31, 2021.

For the three months ended December 31, 2021, the Company reported net income of $46.9 million, or $0.50 per diluted common share. These results compare to net income of $60.0 million, or $0.63 per diluted common share, for the third quarter of 2021 and $48.3 million, or $0.49 per diluted common share, for the fourth quarter of 2020. For the twelve months ended December 31, 2021, First Financial had earnings per diluted common share of $2.14 compared to $1.59 for the same period in 2020.

Return on average assets for the fourth quarter of 2021 was 1.16% while return on average tangible common equity was 15.11%(1). These compare to returns on average assets of 1.49% and 1.20%, and returns on average tangible common equity of 19.03%(1) and 15.50%(1), in the third quarter of 2021 and the fourth quarter of 2020, respectively.

Fourth quarter 2021 highlights include:

•Closed the acquisition of Summit Funding Group(2)
◦$116.2 million in leases acquired; $42.3 million financing leases, $73.9 million operating leases
◦$63.0 million of goodwill and $34.6 million of other intangible assets created

•Loan balances declined $72.6 million from the third quarter
◦Core loan balances increased $148.8 million(2), or 6.3% on an annualized basis, excluding PPP forgiveness of $120.2 million and $143.6 million of loan sales during the quarter, which were partially offset by acquisition of $42.3(2) million in Summit finance leases
◦Record production during the quarter of $1.3 billion in commitments

•Net interest margin of 3.23% on a fully tax-equivalent basis(1) in line with expectations
◦9 basis point decrease from linked quarter driven by PPP forgiveness which offset increase in other loan fees during the period

________________________________________________________________________________________
(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2)The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available.

•Noninterest income of $45.7 million, or $45.4 million as adjusted(1)
◦Record Bannockburn income of $12.8 million
◦Wealth management fees of $6.0 million
◦Other noninterest income increased $1.1 million, or 23.9%; driven by syndication fees

•Noninterest expenses of $109.6 million, or $94.1 million as adjusted(1)
◦Adjustments(1) include:
▪$6.1 million reclassification of tax credit investment write-downs
▪$4.1 million of acquisition related costs
▪$3.5 million litigation settlement
▪$1.9 million of other costs not expected to recur such as branch consolidation and severance costs
◦Increase in expenses driven by incentive compensation tied to the Company's strong financial performance
◦Efficiency ratio of 70.1%; 60.2% as adjusted(1)

•Total Allowance for Credit Losses of $145.4 million; Total quarterly provision recapture of $7.7 million
◦Loans and leases - ACL of $132.0 million, 1.42% of total loans
◦Unfunded Commitments - ACL of $13.4 million
◦Provision recapture driven by improvements in economic conditions and declining classified asset balances
◦Sold $133.9 million of hotel loans in an effort to address portfolio concentrations, resulting in $9.2     million of net charge-offs

•Strong capital ratios
◦Total capital of 14.10%
◦Tier 1 common equity of 10.84%
◦Tangible common equity of 7.58%(1)
◦Tangible book value per share of $12.26(1)

Additionally, First Financial's board of directors has authorized a new share repurchase program in replacement of the previously authorized program, pursuant to which management is authorized to purchase up to 5 million shares over the next two years. The board of directors also approved a quarterly dividend of $0.23 per common share for the next regularly scheduled dividend, payable on March 15, 2022 to shareholders of record as of March 1, 2022.

Archie Brown, President and Chief Executive Officer, commented, “We are pleased to announce another quarter of strong financial results that was a fitting end to an exceptional year highlighted by robust earnings, strong fee income, provision recapture, improved credit trends and the acquisition of Summit Funding Group.”

Mr. Brown continued, “Fourth quarter results remained strong across the board, with adjusted(1) earnings per share of $0.58, return on assets of 1.34% and an efficiency ratio of 60.2%. These results were driven by provision recapture of $7.7 million, resulting from improving credit quality trends, specifically, a 36.7% decline in classified asset balances, and stable economic conditions. Earnings were also positively impacted by record Bannockburn income and elevated wealth management revenues. In addition, we were very encouraged by strong core loan growth and record origination activity during the period."

Mr. Brown added, “We were also very excited to announce and close our acquisition of Summit Funding Group during the quarter. Summit has developed long-standing relationships across the country and demonstrated the ability to produce high-quality and consistent lease origination volumes. We are confident in Summit's ability to leverage its nimble platform to provide our existing clients additional leasing products and we believe the culture will fit seamlessly into First Financial."

Mr. Brown commented regarding the Company's full year financial performance, “2021 was an exceptional year. PPP income offset the pressure from a historically low interest rate environment, while low credit costs drove strong earnings and reflected credit trends that improved dramatically over the course of the year. In addition, we had record fee income in 2021, which was particularly satisfying, given our strategic focus on diversifying our revenue streams in recent years. We successfully managed expenses, while continuing to invest in technology and rewarding our people for our strong results. Loan production in the back half of the year was very encouraging as was the continued growth in low cost deposits. Our capital ratios remain strong and we delivered industry leading returns through aggressively repurchasing shares and maintaining our common dividend.”

Mr. Brown concluded, “All of this was accomplished amidst a continuing pandemic. Once again, our associates demonstrated their resilience and delivered the type of service and results that our clients and shareholders have come to expect. In 2022, we will maintain our focus on being a positive influence that helps our clients and communities thrive, and capitalize on the financial momentum achieved in 2021."

Full detail of the Company’s fourth quarter 2021 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 28, 2022 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (844) 200-6205 (U.S. toll free), (646) 904-5544 (U.S. local) or +1 (929) 526-1599 (International), access code 080098. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (866) 813-9403 (U.S. toll free), (929) 458-6194 (U.S. local) and +44 204 525-0658 (all other locations), access code 245117. The recording will be available until February 11, 2022. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2021, the Company had $16.3 billion in assets, $9.3 billion in loans, $12.9 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.4 billion in assets under management as of December 31, 2021. The Company operated 139 full service banking centers as of December 31, 2021, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
December 31, 2021
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	December 31,
	2021	2021	2021	2021	2020	2021	2020
RESULTS OF OPERATIONS
Net income	$46,945	$60,012	$50,888	$47,315	$48,312	$205,160	$155,810
Net earnings per share - basic	$0.51	$0.64	$0.53	$0.49	$0.50	$2.16	$1.60
Net earnings per share - diluted	$0.50	$0.63	$0.52	$0.48	$0.49	$2.14	$1.59
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.92	$0.92

KEY FINANCIAL RATIOS
Return on average assets	1.16%	1.49%	1.26%	1.20%	1.20%	1.28%	1.00%
Return on average shareholders' equity	8.31%	10.53%	9.02%	8.44%	8.52%	9.08%	7.02%
Return on average tangible shareholders' equity (1)	15.11%	19.03%	16.31%	15.24%	15.50%	16.43%	12.97%

Net interest margin	3.19%	3.28%	3.27%	3.35%	3.45%	3.27%	3.46%
Net interest margin (fully tax equivalent) (1)(2)	3.23%	3.32%	3.31%	3.40%	3.49%	3.31%	3.51%

Ending shareholders' equity as a percent of ending assets	13.83%	14.01%	14.15%	13.97%	14.29%	13.83%	14.29%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.58%	8.21%	8.37%	8.22%	8.47%	7.58%	8.47%
Risk-weighted assets (1)	9.91%	10.76%	11.12%	11.02%	11.29%	9.91%	11.29%

Average shareholders' equity as a percent of average assets	13.98%	14.14%	13.96%	14.17%	14.07%	14.06%	14.30%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	8.20%	8.35%	8.23%	8.38%	8.26%	8.29%	8.28%

Book value per share	$23.99	$23.85	$23.59	$23.16	$23.28	$23.99	$23.28
Tangible book value per share (1)	$12.26	$13.09	$13.08	$12.78	$12.93	$12.26	$12.93

Common equity tier 1 ratio (3)	10.84%	11.54%	11.78%	11.81%	11.82%	10.84%	11.82%
Tier 1 ratio (3)	11.22%	11.92%	12.16%	12.19%	12.20%	11.22%	12.20%
Total capital ratio (3)	14.10%	14.97%	15.31%	15.41%	15.55%	14.10%	15.55%
Leverage ratio (3)	8.70%	9.05%	9.14%	9.34%	9.55%	8.70%	9.55%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$9,283,227	$9,502,750	$9,831,965	$9,951,855	$10,127,881	$9,640,235	$9,902,656
Investment securities	4,343,513	4,189,253	4,130,207	3,782,993	3,403,839	4,113,240	3,212,051
Interest-bearing deposits with other banks	166,904	32,400	45,593	46,912	143,884	73,170	78,943
Total earning assets	$13,793,644	$13,724,403	$14,007,765	$13,781,760	$13,675,604	$13,826,645	$13,193,650
Total assets	$16,036,417	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$16,072,360	$15,529,144
Noninterest-bearing deposits	$4,191,457	$3,981,404	$4,003,626	$3,840,046	$3,720,417	$4,005,034	$3,310,483
Interest-bearing deposits	8,693,792	8,685,949	8,707,553	8,531,822	8,204,306	8,655,308	8,054,687
Total deposits	$12,885,249	$12,667,353	$12,711,179	$12,371,868	$11,924,723	$12,660,342	$11,365,170
Borrowings	$396,743	$562,964	$749,114	$886,379	$1,307,461	$647,223	$1,458,701
Shareholders' equity	$2,241,820	$2,261,293	$2,263,687	$2,272,749	$2,256,062	$2,259,807	$2,220,645

CREDIT QUALITY RATIOS
Allowance to ending loans	1.42%	1.59%	1.68%	1.71%	1.77%	1.42%	1.77%
Allowance to nonaccrual loans	272.76%	225.73%	184.77%	199.33%	217.55%	272.76%	217.55%
Allowance to nonperforming loans	219.96%	192.35%	162.12%	175.44%	199.97%	219.96%	199.97%
Nonperforming loans to total loans	0.65%	0.83%	1.03%	0.97%	0.89%	0.65%	0.89%
Nonaccrual loans to total loans	0.52%	0.70%	0.91%	0.86%	0.82%	0.52%	0.82%
Nonperforming assets to ending loans, plus OREO	0.65%	0.83%	1.04%	0.98%	0.90%	0.65%	0.90%
Nonperforming assets to total assets	0.37%	0.49%	0.62%	0.60%	0.56%	0.37%	0.56%
Classified assets to total assets	0.64%	1.04%	1.14%	1.22%	0.89%	0.64%	0.89%
Net charge-offs to average loans (annualized)	0.32%	0.10%	0.23%	0.38%	0.26%	0.26%	0.14%

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) December 31, 2021 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	December 31,			December 31,
	2021	2020	% Change	2021	2020	% Change
Interest income
Loans and leases, including fees	$92,682	$106,733	(13.2)%	$385,535	$431,657	(10.7)%
Investment securities
Taxable	20,993	18,402	14.1%	79,212	73,789	7.3%
Tax-exempt	4,127	4,839	(14.7)%	18,323	19,242	(4.8)%
Total investment securities interest	25,120	23,241	8.1%	97,535	93,031	4.8%
Other earning assets	71	55	29.1%	147	275	(46.5)%
Total interest income	117,873	130,029	(9.3)%	483,217	524,963	(8.0)%

Interest expense
Deposits	3,089	5,920	(47.8)%	14,435	41,922	(65.6)%
Short-term borrowings	10	30	(66.7)%	198	6,442	(96.9)%
Long-term borrowings	3,968	5,606	(29.2)%	16,466	20,088	(18.0)%
Total interest expense	7,067	11,556	(38.8)%	31,099	68,452	(54.6)%
Net interest income	110,806	118,473	(6.5)%	452,118	456,511	(1.0)%
Provision for credit losses-loans and leases	(9,525)	13,758	N/M	(19,024)	70,796	N/M
Provision for credit losses-unfunded commitments	1,799	(2,250)	N/M	903	(237)	N/M
Net interest income after provision for credit losses	118,532	106,965	10.8%	470,239	385,952	21.8%

Noninterest income
Service charges on deposit accounts	8,645	7,654	12.9%	31,876	29,446	8.3%
Trust and wealth management fees	6,038	5,395	11.9%	23,780	21,286	11.7%
Bankcard income	3,602	3,060	17.7%	14,300	11,726	22.0%
Client derivative fees	2,303	2,021	14.0%	7,927	10,313	(23.1)%
Foreign exchange income	12,808	12,305	4.1%	44,793	39,377	13.8%
Net gains from sales of loans	6,492	13,089	(50.4)%	33,021	51,176	(35.5)%
Net gain (loss) on sale of investment securities	(14)	4,618	(100.3)%	(759)	4,563	(116.6)%
Net gain (loss) on equity securities	321	8,975	(96.4)%	702	9,045	(92.2)%
Other	5,465	4,398	24.3%	15,866	12,191	30.1%
Total noninterest income	45,660	61,515	(25.8)%	171,506	189,123	(9.3)%

Noninterest expenses
Salaries and employee benefits	62,170	62,263	(0.1)%	245,924	236,779	3.9%
Net occupancy	5,332	6,159	(13.4)%	22,142	23,266	(4.8)%
Furniture and equipment	3,161	3,596	(12.1)%	13,819	14,968	(7.7)%
Data processing	8,261	7,269	13.6%	31,363	27,514	14.0%
Marketing	2,152	1,999	7.7%	7,983	6,414	24.5%
Communication	677	840	(19.4)%	2,930	3,492	(16.1)%
Professional services	5,998	3,038	97.4%	11,676	9,961	17.2%
Debt extinguishment	0	7,257	(100.0)%	0	7,257	(100.0)%
State intangible tax	651	1,514	(57.0)%	4,256	6,058	(29.7)%
FDIC assessments	1,453	1,065	36.4%	5,630	5,110	10.2%
Intangible amortization	2,401	2,764	(13.1)%	9,839	11,126	(11.6)%
Other	17,349	17,034	1.8%	45,250	38,719	16.9%
Total noninterest expenses	109,605	114,798	(4.5)%	400,812	390,664	2.6%
Income before income taxes	54,587	53,682	1.7%	240,933	184,411	30.7%
Income tax expense	7,642	5,370	42.3%	35,773	28,601	25.1%
Net income	$46,945	$48,312	(2.8)%	$205,160	$155,810	31.7%

ADDITIONAL DATA
Net earnings per share - basic	$0.51	$0.50		$2.16	$1.60
Net earnings per share - diluted	$0.50	$0.49		$2.14	$1.59
Dividends declared per share	$0.23	$0.23		$0.92	$0.92

Return on average assets	1.16%	1.20%		1.28%	1.00%
Return on average shareholders' equity	8.31%	8.52%		9.08%	7.02%

Interest income	$117,873	$130,029	(9.3)%	$483,217	$524,963	(8.0)%
Tax equivalent adjustment	1,386	1,613	(14.1)%	6,091	6,529	(6.7)%
Interest income - tax equivalent	119,259	131,642	(9.4)%	489,308	531,492	(7.9)%
Interest expense	7,067	11,556	(38.8)%	31,099	68,452	(54.6)%
Net interest income - tax equivalent	$112,192	$120,086	(6.6)%	$458,209	$463,040	(1.0)%

Net interest margin	3.19%	3.45%		3.27%	3.46%
Net interest margin (fully tax equivalent) (1)	3.23%	3.49%		3.31%	3.51%

Full-time equivalent employees	1,994	2,075

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$92,682	$96,428	$97,494	$98,931	$385,535	(3.9)%
Investment securities
Taxable	20,993	20,088	19,524	18,607	79,212	4.5%
Tax-exempt	4,127	4,282	4,871	5,043	18,323	(3.6)%
Total investment securities interest	25,120	24,370	24,395	23,650	97,535	3.1%
Other earning assets	71	23	25	28	147	208.7%
Total interest income	117,873	120,821	121,914	122,609	483,217	(2.4)%

Interest expense
Deposits	3,089	3,320	3,693	4,333	14,435	(7.0)%
Short-term borrowings	10	68	53	67	198	(85.3)%
Long-term borrowings	3,968	4,023	4,142	4,333	16,466	(1.4)%
Total interest expense	7,067	7,411	7,888	8,733	31,099	(4.6)%
Net interest income	110,806	113,410	114,026	113,876	452,118	(2.3)%
Provision for credit losses-loans and leases	(9,525)	(8,193)	(4,756)	3,450	(19,024)	16.3%
Provision for credit losses-unfunded commitments	1,799	(1,951)	517	538	903	N/M
Net interest income after provision for credit losses	118,532	123,554	118,265	109,888	470,239	(4.1)%

Noninterest income
Service charges on deposit accounts	8,645	8,548	7,537	7,146	31,876	1.1%
Trust and wealth management fees	6,038	5,896	6,216	5,630	23,780	2.4%
Bankcard income	3,602	3,838	3,732	3,128	14,300	(6.1)%
Client derivative fees	2,303	2,273	1,795	1,556	7,927	1.3%
Foreign exchange income	12,808	9,191	12,037	10,757	44,793	39.4%
Net gains from sales of loans	6,492	8,586	8,489	9,454	33,021	(24.4)%
Net gain (loss) on sale of investment securities	(14)	(314)	(265)	(166)	(759)	(95.5)%
Net gain (loss) on equity securities	321	108	161	112	702	197.2%
Other	5,465	4,411	3,285	2,705	15,866	23.9%
Total noninterest income	45,660	42,537	42,987	40,322	171,506	7.3%

Noninterest expenses
Salaries and employee benefits	62,170	61,717	60,784	61,253	245,924	0.7%
Net occupancy	5,332	5,571	5,535	5,704	22,142	(4.3)%
Furniture and equipment	3,161	3,318	3,371	3,969	13,819	(4.7)%
Data processing	8,261	7,951	7,864	7,287	31,363	3.9%
Marketing	2,152	2,435	2,035	1,361	7,983	(11.6)%
Communication	677	669	746	838	2,930	1.2%
Professional services	5,998	2,199	2,029	1,450	11,676	172.8%
State intangible tax	651	1,202	1,201	1,202	4,256	(45.8)%
FDIC assessments	1,453	1,466	1,362	1,349	5,630	(0.9)%
Intangible amortization	2,401	2,479	2,480	2,479	9,839	(3.1)%
Other	17,349	10,051	12,236	5,614	45,250	72.6%
Total noninterest expenses	109,605	99,058	99,643	92,506	400,812	10.6%
Income before income taxes	54,587	67,033	61,609	57,704	240,933	(18.6)%
Income tax expense	7,642	7,021	10,721	10,389	35,773	8.8%
Net income	$46,945	$60,012	$50,888	$47,315	$205,160	(21.8)%

ADDITIONAL DATA
Net earnings per share - basic	$0.51	$0.64	$0.53	$0.49	$2.16
Net earnings per share - diluted	$0.50	$0.63	$0.52	$0.48	$2.14
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.16%	1.49%	1.26%	1.20%	1.28%
Return on average shareholders' equity	8.31%	10.53%	9.02%	8.44%	9.08%

Interest income	$117,873	$120,821	$121,914	$122,609	$483,217	(2.4)%
Tax equivalent adjustment	1,386	1,434	1,619	1,652	6,091	(3.3)%
Interest income - tax equivalent	119,259	122,255	123,533	124,261	489,308	(2.5)%
Interest expense	7,067	7,411	7,888	8,733	31,099	(4.6)%
Net interest income - tax equivalent	$112,192	$114,844	$115,645	$115,528	$458,209	(2.3)%

Net interest margin	3.19%	3.28%	3.27%	3.35%	3.27%
Net interest margin (fully tax equivalent) (1)	3.23%	3.32%	3.31%	3.40%	3.31%

Full-time equivalent employees	1,994	2,026	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$106,733	$103,249	$105,900	$115,775	$431,657
Investment securities
Taxable	18,402	17,906	18,476	19,005	73,789
Tax-exempt	4,839	4,884	4,937	4,582	19,242
Total investment securities interest	23,241	22,790	23,413	23,587	93,031
Other earning assets	55	31	47	142	275
Total interest income	130,029	126,070	129,360	139,504	524,963

Interest expense
Deposits	5,920	7,886	11,751	16,365	41,922
Short-term borrowings	30	51	1,274	5,087	6,442
Long-term borrowings	5,606	5,953	4,759	3,770	20,088
Total interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income	118,473	112,180	111,576	114,282	456,511
Provision for credit losses-loans and leases	13,758	15,299	17,859	23,880	70,796
Provision for credit losses-unfunded commitments	(2,250)	(1,925)	2,370	1,568	(237)
Net interest income after provision for credit losses	106,965	98,806	91,347	88,834	385,952

Noninterest income
Service charges on deposit accounts	7,654	7,356	6,001	8,435	29,446
Trust and wealth management fees	5,395	4,940	5,254	5,697	21,286
Bankcard income	3,060	3,124	2,844	2,698	11,726
Client derivative fees	2,021	2,203	2,984	3,105	10,313
Foreign exchange income	12,305	10,530	6,576	9,966	39,377
Net gains from sales of loans	13,089	18,594	16,662	2,831	51,176
Net gain (loss) on sale of investment securities	4,618	2	2	(59)	4,563
Net gain (loss) on equity securities	8,975	18	150	(98)	9,045
Other	4,398	2,732	2,252	2,809	12,191
Total noninterest income	61,515	49,499	42,725	35,384	189,123

Noninterest expenses
Salaries and employee benefits	62,263	63,769	55,925	54,822	236,779
Net occupancy	6,159	5,625	5,378	6,104	23,266
Furniture and equipment	3,596	3,638	3,681	4,053	14,968
Data processing	7,269	6,837	7,019	6,389	27,514
Marketing	1,999	1,856	1,339	1,220	6,414
Communication	840	855	907	890	3,492
Professional services	3,038	2,443	2,205	2,275	9,961
Debt extinguishment	7,257	0	0	0	7,257
State intangible tax	1,514	1,514	1,514	1,516	6,058
FDIC assessments	1,065	1,350	1,290	1,405	5,110
Intangible amortization	2,764	2,779	2,791	2,792	11,126
Other	17,034	6,845	6,640	8,200	38,719
Total noninterest expenses	114,798	97,511	88,689	89,666	390,664
Income before income taxes	53,682	50,794	45,383	34,552	184,411
Income tax expense (benefit)	5,370	9,317	7,990	5,924	28,601
Net income	$48,312	$41,477	$37,393	$28,628	$155,810

ADDITIONAL DATA
Net earnings per share - basic	$0.50	$0.43	$0.38	$0.29	$1.60
Net earnings per share - diluted	$0.49	$0.42	$0.38	$0.29	$1.59
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.20%	1.04%	0.96%	0.79%	1.00%
Return on average shareholders' equity	8.52%	7.40%	6.88%	5.21%	7.02%

Interest income	$130,029	$126,070	$129,360	$139,504	$524,963
Tax equivalent adjustment	1,613	1,628	1,664	1,624	6,529
Interest income - tax equivalent	131,642	127,698	131,024	141,128	531,492
Interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income - tax equivalent	$120,086	$113,808	$113,240	$115,906	$463,040

Net interest margin	3.45%	3.32%	3.38%	3.71%	3.46%
Net interest margin (fully tax equivalent) (1)	3.49%	3.36%	3.44%	3.77%	3.51%

Full-time equivalent employees	2,075	2,065	2,076	2,067

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2021	2021	2021	2021	2020	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$220,031	$209,748	$206,918	$210,191	$231,054	4.9%	(4.8)%
Interest-bearing deposits with other banks	214,811	29,799	38,610	19,180	20,305	620.9%	957.9%
Investment securities available-for-sale	4,207,846	4,114,094	3,955,839	3,753,763	3,424,580	2.3%	22.9%
Investment securities held-to-maturity	98,420	103,886	112,456	121,945	131,687	(5.3)%	(25.3)%
Other investments	102,971	97,831	129,432	131,814	133,198	5.3%	(22.7)%
Loans held for sale	29,482	33,835	31,546	34,590	41,103	(12.9)%	(28.3)%
Loans and leases
Commercial and industrial	2,720,028	2,602,848	2,701,203	3,044,825	3,007,509	4.5%	(9.6)%
Lease financing	109,624	67,855	68,229	66,574	72,987	61.6%	50.2%
Construction real estate	455,894	477,004	630,329	642,709	636,096	(4.4)%	(28.3)%
Commercial real estate	4,226,614	4,438,374	4,332,561	4,396,582	4,307,858	(4.8)%	(1.9)%
Residential real estate	896,069	922,492	932,112	946,522	1,003,086	(2.9)%	(10.7)%
Home equity	708,399	709,050	711,756	709,667	743,099	(0.1)%	(4.7)%
Installment	119,454	96,077	89,143	82,421	81,850	24.3%	45.9%
Credit card	52,217	47,231	46,177	44,669	48,485	10.6%	7.7%
Total loans	9,288,299	9,360,931	9,511,510	9,933,969	9,900,970	(0.8)%	(6.2)%
Less:
Allowance for credit losses	(131,992)	(148,903)	(159,590)	(169,923)	(175,679)	(11.4)%	(24.9)%
Net loans	9,156,307	9,212,028	9,351,920	9,764,046	9,725,291	(0.6)%	(5.9)%
Premises and equipment	193,040	192,580	192,238	204,537	207,211	0.2%	(6.8)%
Operating leases	73,857	0	0	0	0	N/M	N/M
Goodwill	1,000,749	937,771	937,771	937,771	937,771	6.7%	6.7%
Other intangibles	88,898	56,811	59,391	61,984	64,552	56.5%	37.7%
Accrued interest and other assets	942,729	968,210	1,021,798	935,250	1,056,382	(2.6)%	(10.8)%
Total Assets	$16,329,141	$15,956,593	$16,037,919	$16,175,071	$15,973,134	2.3%	2.2%

LIABILITIES
Deposits
Interest-bearing demand	$3,198,745	$2,916,860	$2,963,151	$2,914,761	$2,914,787	9.7%	9.7%
Savings	4,157,374	4,223,905	4,093,229	4,006,181	3,680,774	(1.6)%	12.9%
Time	1,330,263	1,517,419	1,548,109	1,731,757	1,872,733	(12.3)%	(29.0)%
Total interest-bearing deposits	8,686,382	8,658,184	8,604,489	8,652,699	8,468,294	0.3%	2.6%
Noninterest-bearing	4,185,572	4,019,197	3,901,691	3,995,370	3,763,709	4.1%	11.2%
Total deposits	12,871,954	12,677,381	12,506,180	12,648,069	12,232,003	1.5%	5.2%
Federal funds purchased and securities sold
under agreements to repurchase	51,203	81,850	255,791	181,387	166,594	(37.4)%	(69.3)%
FHLB short-term borrowings	225,000	107,000	217,000	0	0	110.3%	N/M
Other	20,000	0	0	0	0	N/M	N/M
Total short-term borrowings	296,203	188,850	472,791	181,387	166,594	56.8%	77.8%
Long-term debt	409,832	313,230	313,039	583,722	776,202	30.8%	(47.2)%
Total borrowed funds	706,035	502,080	785,830	765,109	942,796	40.6%	(25.1)%
Accrued interest and other liabilities	492,210	540,962	476,402	502,951	516,265	(9.0)%	(4.7)%
Total Liabilities	14,070,199	13,720,423	13,768,412	13,916,129	13,691,064	2.5%	2.8%

SHAREHOLDERS' EQUITY
Common stock	1,640,358	1,637,065	1,635,470	1,633,137	1,638,947	0.2%	0.1%
Retained earnings	837,473	812,082	773,857	745,220	720,429	3.1%	16.2%
Accumulated other comprehensive income (loss)	(433)	14,230	30,735	18,101	48,664	(103.0)%	(100.9)%
Treasury stock, at cost	(218,456)	(227,207)	(170,555)	(137,516)	(125,970)	(3.9)%	73.4%
Total Shareholders' Equity	2,258,942	2,236,170	2,269,507	2,258,942	2,282,070	1.0%	(1.0)%
Total Liabilities and Shareholders' Equity	$16,329,141	$15,956,593	$16,037,919	$16,175,071	$15,973,134	2.3%	2.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	2021	2020
ASSETS
Cash and due from banks	$253,091	$245,212	$237,964	$232,275	$228,427	$242,201	$245,436
Interest-bearing deposits with other banks	166,904	32,400	45,593	46,912	143,884	73,170	78,943
Investment securities	4,343,513	4,189,253	4,130,207	3,782,993	3,403,839	4,113,240	3,212,051
Loans held for sale	24,491	28,365	28,348	29,689	42,402	27,711	34,390
Loans and leases
Commercial and industrial	2,552,686	2,634,306	2,953,185	3,029,716	3,182,749	2,790,733	2,999,223
Lease financing	67,537	67,159	66,124	70,508	74,107	67,822	79,882
Construction real estate	460,588	567,091	630,351	647,655	608,401	575,883	535,740
Commercial real estate	4,391,328	4,413,003	4,372,679	4,339,349	4,313,408	4,379,325	4,317,396
Residential real estate	917,399	937,969	940,600	980,718	1,022,701	943,981	1,043,040
Home equity	709,954	710,794	707,409	726,134	752,425	713,521	764,436
Installment	106,188	93,937	84,768	81,377	83,509	91,642	81,451
Credit card	53,056	50,126	48,501	46,709	48,179	49,617	47,098
Total loans	9,258,736	9,474,385	9,803,617	9,922,166	10,085,479	9,612,524	9,868,266
Less:
Allowance for credit losses	(144,756)	(157,727)	(169,979)	(177,863)	(172,201)	(162,477)	(153,596)
Net loans	9,113,980	9,316,658	9,633,638	9,744,303	9,913,278	9,450,047	9,714,670
Premises and equipment	192,941	193,775	200,558	206,628	208,800	198,425	212,413
Operating leases	801	0	0	0	0	202	0
Goodwill	938,453	937,771	937,771	937,771	937,771	937,943	937,771
Other intangibles	56,120	58,314	60,929	63,529	66,195	59,699	70,600
Accrued interest and other assets	946,123	994,060	940,461	998,554	1,086,390	969,722	1,022,870
Total Assets	$16,036,417	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$16,072,360	$15,529,144

LIABILITIES
Deposits
Interest-bearing demand	$3,069,416	$2,960,388	$2,973,930	$2,948,682	$2,812,748	$2,988,359	$2,626,252
Savings	4,195,504	4,150,610	4,096,077	3,815,314	3,547,179	4,065,654	3,260,882
Time	1,428,872	1,574,951	1,637,546	1,767,826	1,844,379	1,601,295	2,167,553
Total interest-bearing deposits	8,693,792	8,685,949	8,707,553	8,531,822	8,204,306	8,655,308	8,054,687
Noninterest-bearing	4,191,457	3,981,404	4,003,626	3,840,046	3,720,417	4,005,034	3,310,483
Total deposits	12,885,249	12,667,353	12,711,179	12,371,868	11,924,723	12,660,342	11,365,170
Federal funds purchased and securities sold
under agreements to repurchase	79,382	186,401	194,478	184,483	136,795	160,967	149,036
FHLB short-term borrowings	2,445	63,463	40,846	67,222	7,937	43,371	441,867
Other	654	0	0	0	0	165	0
Total short-term borrowings	82,481	249,864	235,324	251,705	144,732	204,503	590,903
Long-term debt	314,262	313,100	513,790	634,674	1,162,729	442,720	867,798
Total borrowed funds	396,743	562,964	749,114	886,379	1,307,461	647,223	1,458,701
Accrued interest and other liabilities	512,605	504,198	491,489	511,658	542,740	504,988	484,628
Total Liabilities	13,794,597	13,734,515	13,951,782	13,769,905	13,774,924	13,812,553	13,308,499

SHAREHOLDERS' EQUITY
Common stock	1,637,828	1,635,833	1,633,950	1,636,884	1,638,032	1,636,126	1,636,850
Retained earnings	822,500	783,760	754,456	726,351	703,257	772,063	675,503
Accumulated other comprehensive loss	8,542	36,917	25,832	42,253	40,960	28,317	33,228
Treasury stock, at cost	(227,050)	(195,217)	(150,551)	(132,739)	(126,187)	(176,699)	(124,936)
Total Shareholders' Equity	2,241,820	2,261,293	2,263,687	2,272,749	2,256,062	2,259,807	2,220,645
Total Liabilities and Shareholders' Equity	$16,036,417	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$16,072,360	$15,529,144

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2021		September 30, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,343,513	2.29%	$4,189,253	2.31%	$3,403,839	2.71%	$4,113,240	2.37%	$3,212,051	2.90%
Interest-bearing deposits with other banks	166,904	0.17%	32,400	0.28%	143,884	0.15%	73,170	0.20%	78,943	0.35%
Gross loans (1)	9,283,227	3.96%	9,502,750	4.03%	10,127,881	4.18%	9,640,235	4.00%	9,902,656	4.36%
Total earning assets	13,793,644	3.39%	13,724,403	3.49%	13,675,604	3.77%	13,826,645	3.49%	13,193,650	3.98%

Nonearning assets
Allowance for credit losses	(144,756)		(157,727)		(172,201)		(162,477)		(153,596)
Cash and due from banks	253,091		245,212		228,427		242,201		245,436
Accrued interest and other assets	2,134,438		2,183,920		2,299,156		2,165,991		2,243,654
Total assets	$16,036,417		$15,995,808		$16,030,986		$16,072,360		$15,529,144

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,069,416	0.06%	$2,960,388	0.06%	$2,812,748	0.08%	$2,988,359	0.06%	$2,626,252	0.17%
Savings	4,195,504	0.09%	4,150,610	0.09%	3,547,179	0.15%	4,065,654	0.10%	3,260,882	0.22%
Time	1,428,872	0.48%	1,574,951	0.49%	1,844,379	0.86%	1,601,295	0.52%	2,167,553	1.39%
Total interest-bearing deposits	8,693,792	0.14%	8,685,949	0.15%	8,204,306	0.29%	8,655,308	0.17%	8,054,687	0.52%
Borrowed funds
Short-term borrowings	82,481	0.05%	249,864	0.11%	144,732	0.08%	204,503	0.10%	590,903	1.09%
Long-term debt	314,262	5.01%	313,100	5.10%	1,162,729	1.91%	442,720	3.72%	867,798	2.31%
Total borrowed funds	396,743	3.98%	562,964	2.88%	1,307,461	1.71%	647,223	2.57%	1,458,701	1.82%
Total interest-bearing liabilities	9,090,535	0.31%	9,248,913	0.32%	9,511,767	0.48%	9,302,531	0.33%	9,513,388	0.72%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	4,191,457		3,981,404		3,720,417		4,005,034		3,310,483
Other liabilities	512,605		504,198		542,740		504,988		484,628
Shareholders' equity	2,241,820		2,261,293		2,256,062		2,259,807		2,220,645
Total liabilities & shareholders' equity	$16,036,417		$15,995,808		$16,030,986		$16,072,360		$15,529,144

Net interest income	$110,806		$113,410		$118,473		$452,118		$456,511
Net interest spread		3.08%		3.17%		3.29%		3.16%		3.26%
Net interest margin		3.19%		3.28%		3.45%		3.27%		3.46%

Tax equivalent adjustment		0.04%		0.04%		0.04%		0.04%		0.05%
Net interest margin (fully tax equivalent)		3.23%		3.32%		3.49%		3.31%		3.51%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(142)	$892	$750	$(3,555)	$5,434	$1,879	$(16,865)	$21,369	$4,504
Interest-bearing deposits with other banks	(9)	57	48	6	10	16	(116)	(12)	(128)
Gross loans (2)	(1,554)	(2,192)	(3,746)	(5,618)	(8,433)	(14,051)	(35,627)	(10,495)	(46,122)
Total earning assets	(1,705)	(1,243)	(2,948)	(9,167)	(2,989)	(12,156)	(52,608)	10,862	(41,746)

Interest-bearing liabilities
Total interest-bearing deposits	$(234)	$3	$(231)	$(3,005)	$174	$(2,831)	$(28,489)	$1,002	$(27,487)
Borrowed funds
Short-term borrowings	(38)	(20)	(58)	(12)	(8)	(20)	(5,870)	(374)	(6,244)
Long-term debt	(70)	15	(55)	9,075	(10,713)	(1,638)	12,188	(15,810)	(3,622)
Total borrowed funds	(108)	(5)	(113)	9,063	(10,721)	(1,658)	6,318	(16,184)	(9,866)
Total interest-bearing liabilities	(342)	(2)	(344)	6,058	(10,547)	(4,489)	(22,171)	(15,182)	(37,353)
Net interest income (1)	$(1,363)	$(1,241)	$(2,604)	$(15,225)	$7,558	$(7,667)	$(30,437)	$26,044	$(4,393)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2021	2021	2021	2021	2020	2021	2020
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$148,903	$159,590	$169,923	$175,679	$168,544	$175,679	$57,650
Day one adoption impact of ASC 326	0	0	0	0	0	0	61,505
Purchase accounting ACL for PCD	17	0	0	0	0	17	0
Provision for credit losses	(9,525)	(8,193)	(4,756)	3,450	13,758	(19,024)	70,796
Gross charge-offs
Commercial and industrial	1,364	2,617	3,729	7,910	1,505	15,620	5,345
Lease financing	0	0	0	0	0	0	852
Construction real estate	1,496	0	0	2	0	1,498	0
Commercial real estate	9,150	1,030	2,041	1,250	6,270	13,471	12,100
Residential real estate	6	74	46	1	203	127	488
Home equity	22	200	240	611	386	1,073	1,541
Installment	184	37	77	36	21	334	148
Credit card	149	230	179	222	169	780	885
Total gross charge-offs	12,371	4,188	6,312	10,032	8,554	32,903	21,359
Recoveries
Commercial and industrial	201	869	205	337	367	1,612	2,907
Lease financing	0	0	0	0	(6)	0	0
Construction real estate	0	0	3	0	3	3	17
Commercial real estate	4,292	223	75	195	844	4,785	2,262
Residential real estate	74	56	54	44	145	228	381
Home equity	303	426	317	177	428	1,223	1,132
Installment	27	53	37	34	65	151	158
Credit card	71	67	44	39	85	221	230
Total recoveries	4,968	1,694	735	826	1,931	8,223	7,087
Total net charge-offs	7,403	2,494	5,577	9,206	6,623	24,680	14,272
Ending allowance for credit losses	$131,992	$148,903	$159,590	$169,923	$175,679	$131,992	$175,679

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.18%	0.26%	0.48%	1.01%	0.14%	0.50%	0.08%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	1.07%
Construction real estate	1.29%	0.00%	0.00%	0.00%	0.00%	0.26%	0.00%
Commercial real estate	0.44%	0.07%	0.18%	0.10%	0.50%	0.20%	0.23%
Residential real estate	(0.03)%	0.01%	0.00%	(0.02)%	0.02%	(0.01)%	0.01%
Home equity	(0.16)%	(0.13)%	(0.04)%	0.24%	(0.02)%	(0.02)%	0.05%
Installment	0.59%	(0.07)%	0.19%	0.01%	(0.21)%	0.20%	(0.01)%
Credit card	0.58%	1.29%	1.12%	1.59%	0.69%	1.13%	1.39%
Total net charge-offs	0.32%	0.10%	0.23%	0.38%	0.26%	0.26%	0.14%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$17,362	$15,160	$27,426	$24,941	$29,230	$17,362	$29,230
Lease financing	203	0	16	0	0	203	0
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	19,512	38,564	45,957	44,514	34,682	19,512	34,682
Residential real estate	8,305	9,416	9,480	11,359	11,601	8,305	11,601
Home equity	2,922	2,735	3,376	4,286	5,076	2,922	5,076
Installment	88	91	115	146	163	88	163
Nonaccrual loans	48,392	65,966	86,370	85,246	80,752	48,392	80,752
Accruing troubled debt restructurings (TDRs)	11,616	11,448	12,070	11,608	7,099	11,616	7,099
Total nonperforming loans	60,008	77,414	98,440	96,854	87,851	60,008	87,851
Other real estate owned (OREO)	98	340	340	854	1,287	98	1,287
Total nonperforming assets	60,106	77,754	98,780	97,708	89,138	60,106	89,138
Accruing loans past due 90 days or more	137	104	155	92	169	137	169
Total underperforming assets	$60,243	$77,858	$98,935	$97,800	$89,307	$60,243	$89,307
Total classified assets	$104,815	$165,462	$182,516	$196,782	$142,021	$104,815	$142,021

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	272.76%	225.73%	184.77%	199.33%	217.55%	272.76%	217.55%
Nonperforming loans	219.96%	192.35%	162.12%	175.44%	199.97%	219.96%	199.97%
Total ending loans	1.42%	1.59%	1.68%	1.71%	1.77%	1.42%	1.77%
Nonperforming loans to total loans	0.65%	0.83%	1.03%	0.97%	0.89%	0.65%	0.89%
Nonaccrual loans to total loans	0.52%	0.70%	0.91%	0.86%	0.82%	0.52%	0.82%
Nonperforming assets to
Ending loans, plus OREO	0.65%	0.83%	1.04%	0.98%	0.90%	0.65%	0.90%
Total assets	0.37%	0.49%	0.62%	0.60%	0.56%	0.37%	0.56%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.52%	0.71%	0.91%	0.87%	0.83%	0.52%	0.83%
Total assets	0.30%	0.42%	0.54%	0.53%	0.51%	0.30%	0.51%
Classified assets to total assets	0.64%	1.04%	1.14%	1.22%	0.89%	0.64%	0.89%

(1) Nonaccrual loans include nonaccrual TDRs of $16.0 million, $20.3 million, $21.5 million, $20.9 million, and $14.7 million, as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2021	2021	2021	2021	2020	2021	2020
PER COMMON SHARE
Market Price
High	$25.79	$24.06	$26.02	$26.40	$17.77	$26.40	$25.52
Low	$22.89	$21.48	$23.35	$17.62	$12.07	$17.62	$11.40
Close	$24.38	$23.41	$23.63	$24.00	$17.53	$24.38	$17.53

Average shares outstanding - basic	92,903,900	94,289,097	96,123,645	96,873,940	97,253,787	95,034,690	97,363,952
Average shares outstanding - diluted	93,761,909	95,143,930	97,009,712	97,727,527	98,020,534	95,897,385	98,093,098
Ending shares outstanding	94,149,240	93,742,797	96,199,509	97,517,693	98,021,929	94,149,240	98,021,929

Total shareholders' equity	$2,258,942	$2,236,170	$2,269,507	$2,258,942	$2,282,070	$2,258,942	$2,282,070

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,262,789	$1,316,059	$1,333,209	$1,334,882	$1,325,922	$1,262,789	$1,325,922
Common equity tier 1 capital ratio	10.84%	11.54%	11.78%	11.81%	11.82%	10.84%	11.82%
Tier 1 capital	$1,306,571	$1,359,297	$1,376,333	$1,377,892	$1,368,818	$1,306,571	$1,368,818
Tier 1 ratio	11.22%	11.92%	12.16%	12.19%	12.20%	11.22%	12.20%
Total capital	$1,642,549	$1,706,513	$1,732,930	$1,741,755	$1,744,802	$1,642,549	$1,744,802
Total capital ratio	14.10%	14.97%	15.31%	15.41%	15.55%	14.10%	15.55%
Total capital in excess of minimum requirement	$419,743	$509,536	$544,478	$554,834	$566,795	$419,743	$566,795
Total risk-weighted assets	$11,645,769	$11,399,782	$11,318,590	$11,304,012	$11,219,114	$11,645,769	$11,219,114
Leverage ratio	8.70%	9.05%	9.14%	9.34%	9.55%	8.70%	9.55%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.83%	14.01%	14.15%	13.97%	14.29%	13.83%	14.29%
Ending tangible shareholders' equity to ending tangible assets (1)	7.58%	8.21%	8.37%	8.22%	8.47%	7.58%	8.47%
Average shareholders' equity to average assets	13.98%	14.14%	13.96%	14.17%	14.07%	14.06%	14.30%
Average tangible shareholders' equity to average tangible assets (1)	8.20%	8.35%	8.23%	8.38%	8.26%	8.29%	8.28%

REPURCHASE PROGRAM (2)
Shares repurchased	0	2,484,295	1,308,945	840,115	0	4,633,355	880,000
Average share repurchase price	N/A	$23.04	$25.11	$21.40	N/A	$23.33	$18.96
Total cost of shares repurchased	N/A	$57,231	$32,864	$17,982	N/A	$108,077	$16,686

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable